SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  April 5, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                              RESERVE BANCORP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                     0- 49696              23-3102103
----------------------------             --------         ----------------------
(State or other jurisdiction            (File No.)            (IRS Employer
     of incorporation)                                    Identification Number)


000 Mt. Troy Road, Pittsburgh, Pennsylvania                      15212
-------------------------------------------                    ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (412) 322-6107
                                                    --------------

                                 Not Applicable
                ------------------------------------------------
          (Former name or former address, if changed since last Report)


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                              RESERVE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5. Other Events
        ------------

         Reference is made to the press release dated April 5, 2002, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7. Financial Statements, Pro Forma Financial
        -----------------------------------------
        Information and Exhibits
        ------------------------

         (c)      Exhibits.

                  99       Press Release dated April 5, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               RESERVE BANCORP, INC.



Date: April 5, 2002                   By:      /s/Richard A. Sinewe
                                               ---------------------------------
                                               Richard A. Sinewe, President